UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):           March 4, 2008

FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

      Maryland                                           000-50728                          52-1627106
(State of Incorporation)                                   (Commission File No.)            ( IRS Employer Identification No.)
c/o Steben & Company, Inc.
2099 Gaither Road, Suite 200
Rockville, Maryland    20850
(Address of Principal Executive Office)(zip code)

(240) 631-9808
Registrant’s telephone number, including area code:
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]   Written communications pursuant to Rule 425 under the
                Securities Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01, CHANGES IN CONTROL OF REGISTRANT.

Effective March 4, 2008, the Kenneth E. Steben Revocable Trust dated January 29, 2008 (“Trust”) has become the sole shareholder of Steben & Company, Inc. (“SCI”), the general partner of the Futures Portfolio Fund, Limited Partnership.  Mr. Steben is the trustee and sole beneficiary of the Trust.  This change has occurred pursuant to Mr. Steben’s implementation of his estate planning.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Futures Portfolio Fund, Limited Partnership
By:  Steben & Company, Inc.
General Partner

Date:  March 4, 2008                                                   By:    /s/ Ken Steben

Kenneth E. Steben
President of the General Partner